UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 10, 2011
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Summary information of the Company dated February 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

February 10, 2011

8-K Filed February 10, 2011

Introduction
This slide presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors.
Actual results could differ materially from those suggested by these forward-
looking statements. Further information on potential factors that could affect the Company’s financial results is included in the Company’s Form 10-K for the year ended December 31, 2009, and subsequent SEC filings, and will be available in the Company’s Form 10-K for the year ended December 31, 2010, when filed. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.
GENZYME GENETICS and its logo are trademarks of Genzyme Corporation and used by Esoterix Genetic Laboratories, LLC, a wholly-owned subsidiary of
LabCorp, under license. Esoterix Genetic Laboratories and LabCorp are operated independently from Genzyme Corporation.

Fourth Quarter Results
(In millions, except per share data)
	Three Months Ended Dec 31,
	2010	2009	+/(-)
Revenue	$ 1,295.4	$ 1,165.1	11.2%
Adjusted Operating Income (1)	$ 252.4	$ 221.9	13.7%
Adjusted Operating Income Margin (1)	19.5%	19.0%	50	bp
Adjusted EPS (1)	$ 1.34	$ 1.16	15.5%

Operating Cash Flow	$ 259.2	$ 224.7	15.4%
Less: Capital Expenditures	$ (32.8)	$ (37.6)	-12.8%
Free Cash Flow	$ 226.4	$ 187.1	21.0%

(1) See Reconciliation of non-GAAP Financial Measures (included herein)

2004-2010
$1,000
$800
$600
$400
$200
$-
$ Millions
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$862
$748
$884
$758
2004
2005
2006
2007
2008
2009
2010
Operating Cash Flow
Free Cash Flow

LabCorp
Laboratory Corporation of America

Cash Flow Trends
9.4% FCF CAGR

Client, 27.5%
Patient, 7.4%
Medicare and Medicaid, 20.5%
Managed Care Capitated, 3.3%
Managed Care Fee for Service, 41.4%

LabCorp
Laboratory Corporation of America

Revenue by Payer- US
2010

All Genomic, 16.0%
Other Esoteric, 14.3%
Histology, 6.2%
Core, 63.4%

LabCorp
Laboratory Corporation of America

Revenue by Business Area - US
2010

Revenue by Payer
(in millions, except PPA)
	YTD Q4-2008				YTD Q4-2009				YTD Q4-2010
	Revenue				Revenue				Revenue
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
Client	$ 1,195.3	28%	35.521	$ 33.65	$ 1,207.4	27%	34.802	$ 34.69	$ 1,297.2	27%	34.425	$ 37.68
Patient	369.6	9%	2.240	$165.00	337.6	8%	2.087	$161.76	$ 347.5	7%	2.082	$166.92
Third Party (Medicare/Medicaid)	803.1	19%	18.939	$ 42.40	896.4	20%	19.645	$ 45.63	$ 970.5	21%	20.025	$ 48.46
Managed Care:
- Capitated	180.0	4%	15.227	$ 11.82	167.4	4%	15.055	$ 11.12	$ 155.1	3%	13.918	$ 11.15
- Fee for service	1,715.7	40%	37.725	$ 45.48	1,838.5	41%	38.828	$ 47.35	$ 1,953.6	41%	40.072	$ 48.75
Total Managed Care	1,895.7	44%	52.952	$ 35.80	2,005.8	45%	53.883	$ 37.23	$ 2,108.7	45%	53.990	$ 39.06
LabCorp Total - US	$ 4,263.7	100%	109.652	$ 38.88	$ 4,447.2	100%	110.417	$ 40.28	$ 4,723.9	100%	110.522	$ 42.74

LabCorp Total - Canada	$ 249.0		8.052	$ 30.92	$ 247.5		9.088	$ 27.23	$ 280.0		9.129	$ 30.68

LabCorp Total	$ 4,512.7		117.704	$ 38.34	$ 4,694.7		119.505	$ 39.28	$ 5,003.9		119.651	$ 41.82

Revenue by Business Area
(in millions, except PPA)
	YTD Q4-2008				YTD Q4-2009				YTD Q4-2010
	Revenue				Revenue				Revenue
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
All Genomic	$ 654.8	15%	8.843	$ 74.05	$ 697.9	16%	9.117	$ 76.55	$ 756.5	16%	8.990	$ 84.15
Other Esoteric	510.1	12%	12.232	41.70	608.0	14%	14.223	42.75	677.0	14%	15.860	42.68
Histology	321.0	8%	2.583	124.26	295.6	7%	2.433	121.50	295.0	6%	2.381	123.89
All Genomic / Esoteric	1,485.8	35%	23.658	62.80	1,601.6	36%	25.773	62.14	1,728.5	37%	27.231	63.48
Core	2,777.9	65%	85.994	32.30	2,845.6	64%	84.644	33.62	2,995.3	63%	83.291	35.96
LabCorp Total - US	$ 4,263.7	100%	109.652	$ 38.88	$ 4,447.2	100%	110.417	$ 40.28	$ 4,723.9	100%	110.522	$ 42.74

LabCorp Total - Canada	$ 249.0		8.052	$ 30.92	$ 247.5		9.088	$ 27.23	$ 280.0		9.129	$ 30.68

LabCorp Total	$ 4,512.7		117.704	$ 38.34	$ 4,694.7		119.505	$ 39.28	$ 5,003.9		119.651	$ 41.82

Financial Guidance - 2011
 Excluding the impact of restructuring and other special charges and share repurchase activity under our new share repurchase program announced today, guidance for 2011 is:
• Revenue growth:	Approximately 9.5% - 11.5%
• Adjusted EPS Excluding Amortization (1):	$6.12 - $6.32
• Operating cash flow:	Approximately $900 Million
• Capital expenditures:	$140 Million - $150 Million
(1) Adjusted EPS Excluding Amortization includes $0.16 - $0.26 of dilution from the Company’s acquisition of Genzyme Genetics

Supplemental Financial
Information
Laboratory Corporation of America
Other Financial Information
December 31, 2010
($ in millions)

	Q1 10	Q2 10	Q3 10	Q4 10	2010

Depreciation	$ 32.2	$ 32.0	$ 32.2	$ 32.7	$ 129.1
Amortization	$ 17.4	$ 17.7	$ 18.0	$ 19.6	$ 72.7
Capital expenditures	$ 24.5	$ 34.5	$ 34.3	$ 32.8	$ 126.1
Cash flows from operations	$ 232.0	$ 216.2	$ 176.2	$ 259.2	$ 883.6
Bad debt as a percentage of sales	5.05%	4.80%	4.80%	4.70%	4.80%
Effective interest rate on debt:
Zero coupon-subordinated notes	2.00%	2.00%	2.00%	2.00%	2.00%
3 1/8% Senior Notes				3.27%	3.27%
4 5/8% Senior Notes				4.74%	4.74%
5 1/2% Senior Notes	5.38%	5.38%	5.38%	5.38%	5.38%
5 5/8% Senior Notes	5.75%	5.75%	5.75%	5.75%	5.75%
Term loan	3.67%	3.67%	3.67%	3.67%	3.67%
Revolving credit facility (weighted average)	0.58%	0.70%	0.61%	0.61%	0.61%
Days sales outstanding (excluding Genzyme Genetics)	46	45	44	43	43
UnitedHeathcare transition payments - Billed	$ 10.1	$ 1.1	$ -	$ -	$ 11.2
UnitedHeathcare transition payments - Paid	$ 14.5	$ 2.1	$ 0.2	$ -	$ 16.8

Reconciliation of non-GAAP
Financial Measures
Reconciliation of non-GAAP Financial Measures
(In millions, except per share data)

	Three Months Ended Dec 31,
Adjusted Operating Income	2010	2009
Operating income	$ 238.8	$ 215.8
Restructuring and other special charges (1) (2)	13.6	6.1
Adjusted operating income	$ 252.4	$ 221.9

Adjusted EPS
Diluted earnings per common share	$ 1.26	$ 1.33
Impact of restructuring and other special charges (1) (2)	0.08	(0.17)
Adjusted EPS	$ 1.34	$ 1.16

(1) During the fourth quarter of 2010, the Company recorded restructuring and other special charges of $13.6 million, consisting of $14.8 million in professional fees and expenses associated with recent acquisitions, which were offset by a net restructuring credit of $1.2 million resulting from the reversal of unused severance and facility closure liabilities. The after tax impact of these charges decreased net earnings for the three months ended December 31, 2010, by $8.3 million and diluted earnings per share by $0.08 ($8.3 million divided by 104.5 million shares).

(2) During the fourth quarter of 2009, the Company recorded net charges of $3.3 million ($2.0 million after tax) relating to severance payments for the reduction of certain management positions and the closing of redundant and underutilized facilities. The Company also adopted amendments to its employee pension plans, effective January 1, 2010, resulting in the recognition of a one-time net curtailment charge of $2.8 million ($1.7 million after tax). In addition, the Company recorded favorable adjustments of $21.5 million to its fourth quarter tax provision relating to the resolution of certain state tax issues under audit, as well as the realization of foreign tax credits. Combined, these net after tax adjustments increased net earnings for the quarter ended December 31, 2009 by $17.8 million and increased diluted earnings per share for the quarter by $0.17 ($17.8 million divided by 107.5 million shares).

Reconciliation of non-GAAP
Financial Measures
Reconciliation of non-GAAP Financial Measures
(In millions, except per share data)

	Year Ended Dec 31,
Adjusted Operating Income	2010	2009
Operating income	$ 978.8	$ 935.9
Restructuring and other special charges (1) (2)	37.7	19.0
Adjusted operating income	$ 1,016.5	$ 954.9

Adjusted EPS
Diluted earnings per common share	$ 5.29	$ 4.98
Impact of restructuring and other special charges (1) (2) (3) (4)	0.26	(0.09)
Adjusted EPS	$ 5.55	$ 4.89

(1) 2010 includes net restructuring and other special charges of $44.7 million ($27.4 million after tax), consisting of $25.7 million in professional fees and expenses associated with recent acquisitions;
$7.0 million in bridge financing fees; and $12.0 million in severance related liabilities associated with workforce reduction initiatives.

(2) 2009 includes net restructuring charges of $13.5 million ($8.1 million after tax), a one-time charge of $2.8 million ($1.7 million after tax) for curtailment of employee pension plans, and $2.7 million
($1.6 million after tax) transaction fees and expenses associated with the acquisition of Monogram Biosciences.

(3) In 2009, the Company recorded favorable adjustments of $21.5 million to its fourth quarter tax provision relating to the resolution of certain state tax issues under audit, as well as the realization of foreign tax credits. In 2008, the Company recorded a $7.1 million reduction to its fourth quarter tax provision as a result of tax treaty amendments with Canada. These adjustments had no impact on operating income, but did increase net earnings by $21.5 million and $7.1 million, respectively.

(4) 2010: $27.4 million divided by 105.4 million shares
2009: $10.1 million divided by 109.1 million shares